Intangible Assets	12 Months Ended
Oct. 31, 2025
Intangible Assets [Abstract]
INTANGIBLE ASSETS
16.	INTANGIBLE ASSETS

	Archived images	Developed technology	Brand name	Total
	US$	US$	US$	US$
COST
As of November 1, 2023	-	154	175	329
Acquisition of subsidiaries	502	-	118,606	119,108
Exchange realignment	-	-	2	2
As of October 31, 2024	502	154	118,783	119,439
Exchange realignment	-	-	70	70
As of October 31, 2025	502	154	118,853	119,509
ACCUMULATED AMORTIZATION
As of November 1, 2023	-	29	21	50
Charge for the year	-	124	9	133
Exchange realignment	-	1	-	1
As of October 31, 2024	-	154	30	184
Charge for the year	-	-	14	14

As of October 31, 2025	-	154	44	198
CARRYING VALUES
As of October 31, 2024	502	-	118,753	119,255
As of October 31, 2025	502	-	118,809	119,311

The above carrying amounts of brand names of US$118,606 and US$118,670, respectively and archived images of US$502 and US$502, respectively, as of October 31, 2024 and 2025 are considered by the directors of the Company as having an indefinite useful life because it is expected to contribute to net cash inflows indefinitely. The brand names and archived images will not be amortized until its useful life is determined to be finite. Instead, they will be tested for impairment annually and whenever there is an indication that it may be impaired.

The remaining brand name of US$147 and US$139, respectively, as of October 31, 2024 and 2025 are amortized on a straight-line basis of 20 years and the developed technology are amortized on straight-line basis of 7 years.

As of October 31, 2024 and 2025, the carrying amount of brand name of US$92,670 and US$92,720, respectively, and archived images of US$502 and US$502, respectively, are allocated to reporting unit under “L’Officiel”. The Group evaluates its indefinite-lived intangible assets for impairment at least annually. For the purpose of impairment testing, the fair value of these assets has been determined based on income approach. That calculation uses discounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.5% to 3.2% growth rate. This growth rate is based on the relevant countries specific long-term inflation rates. Other key assumptions for the fair value calculations include the applied discount rate and the estimation of cash inflows/outflows which include budgeted sales, gross margins and other operating expenses. Such estimations are based on the L’Officiel’s past performance and management’s expectations for the market development.

As of October 31, 2024 and 2025, the carrying amount of brand name of approximately US$25,936 and US$25,950, respectively are allocated to reporting unit under “The Art Newspaper”. The Group evaluates its indefinite-lived intangible assets for impairment at least annually. For the purpose of impairment testing, the fair value of these assets has been determined based on income approach. That calculation uses discounted cash flow projections based on financial budgets approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.9% to 2.5% growth rate. This growth rate is based on the relevant countries specific long-term inflation rates. Other key assumptions for the fair value calculations include the applied discount rate and the estimation of cash inflows/outflows which include budgeted sales, gross margins and other operating expenses. Such estimations are based on The Art Newspaper’s past performance and management’s expectations for the market development.

Based on the result of the quantitative impairment assessment, management of the Group determined that the fair value of the indefinite-lived intangible assets is higher than the carrying amount and there is no impairment was recognized. Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of these assets to exceed its fair value.